Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 062
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan has received a determination letter from the Puerto Rico Department of Treasury (“PR Treasury”) dated November 28, 2023, stating that the Plan is qualified under Section 1081.01 of the Code and, therefore, the related trust is exempt from taxation. In accordance with applicable PR Treasury requirements, certain amendments to the Plan that did not impact the tax status of the Plan were not considered by PR Treasury in issuing the determination letter. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualified status. The plan administrator believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes the Plan is qualified and the related trust is tax-exempt.

GAAP requires plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by PR Treasury. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.